UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 4, 1996


                    TIANRONG BUILDING MATERIAL HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


                                      UTAH
         (State or other jurisdiction of incorporation or organization)



            0-19664                                       59-2729321
    (Commission File Number)              (IRS Employer Identification Number)


                82-66 Austin Street, Kew Gardens, New York 11415
                    (Address of principal executive offices)


                                 (718) 847-1531
              (Registrant's telephone number, including area code)

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS



         The term "Company" shall hereinafter refer to Tianrong Building Material Holdings, Ltd., a Utah corporation, and any of its subsidiaries and predecessors, unless the context indicates otherwise. On October 4, 1996, the Company received a letter of resignation (the "Letter") from Aster De Schrijver, then the Company's chairman of the board of directors. The Letter is attached hereto as Exhibit 17(a) and incorporated herein by this reference.

         In the Letter, Mr. De Schrijver indicated that the Company has failed to perform necessary due diligence with respect to the Company's proposed acquisitions of International Construction Technology, Inc., a Canadian company which is currently acquiring license agreements to manufacture and sell building materials in China ("ICT"), and Agra-Products International, Inc., a Canadian company which is currently negotiating a joint venture to produce and market dairy products in China ("API"). Mr. De Schrijver stated that he repeatedly requested information regarding these companies, including audited financial statements and business plans, but did not receive any meaningful responses to these requests. Therefore, Mr. De Schrijver suggests that the Company's current officers and directors have breached their duty of care to the Company's shareholders.

         Although the Company has received and accepted the resignation of Mr. De Schrijver, the Company believes that Mr. De Schrijver has misunderstood the nature of the negotiations with ICT and API. While the Company has had negotiations with both ICT and API concerning the possible acquisitions of these entities, all discussions have been preliminary and no acquisition agreements have been reached. The Company recently received financial statements and business plans from both ICT and API and is now reviewing these documents. The Company has also requested additional financial schedules from these entities. The Company's current officers and directors do not intend, and have not at any time intended, to finalize any discussions or execute any acquisition agreement until they are satisfied that an adequate due diligence investigation has been conducted. It is the Company's opinion, then, that no breach of the duty of care could have been committed with regard to these acquisitions since no acquisitions have yet been consummated.

         In the Letter, Mr. De Schrijver suggests that the possible acquisitions of ICT and API are part of a scheme on behalf of the Company to inflate the price of the Company's stock in order to appease or benefit certain investors of the Company. The Letter also makes allusions to market manipulation and securities fraud, but does not give any substantiation to these allegations.

         The Company does not understand the accusations set forth by Mr. De Schrijver, nor can it adequately address such broad and indefinite allegations. The Company's objective is to continually search for suitable acquisition candidates that can enhance the Company's financial position and revenues. Accordingly, the Company's management has investigated and negotiated with several business entities in the past and continues to do so in the present. The potential acquisitions of ICT and API are part of this overall effort, and the Company will not ultimately effect these transactions unless the board of directors determines them to be in the best interest of the Company's shareholders. The Company believes these accusations of criminality and impropriety are spurious and the Company is currently investigating whether or not it has any civil remedies against Mr. De Schrijver for his allegations.

         Finally, in the Letter Mr. De Schrijver accuses the Company of promoting itself through misleading press releases. In his letter, Mr. De Schrijver does not specify those press releases which he believes to be misleading, but only refers to them as having been disseminated recently. The Company is not aware of any press releases that have been issued by or on behalf of the Company in the past several months. The last press release of which the Company is aware was issued on June 26, 1996. This press release described a financing agreement which ADS Group, a corporation controlled by Mr. De Schrijver, had reached with First Liberty to acquire a company involved in the manufacture of metal houses. This press release was issued at the instruction of Mr. De Schrijver. Accordingly, the Company believes that Mr. De Schrijver's allegations regarding misleading press releases are also unfounded.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 1996


         Tianrong Building Material Holdings, Ltd.

          /S/ James Tilton
         ------------------------------------------
           James Tilton, President and Director

                                INDEX TO EXHIBITS


Exhibit Number        Page Number      Description

       17(a)                  5         Aster   De    Schrijver's    Letter   of
                                        Resignation as chairman of the board of directors of Tianrong Building Material
                                        Holdings

                                  EXHIBIT 17(a)

                               ASTER DE SCHRIJVER
                              c/o INDUSTRIELAAN 12
                                  B-9800 DEINZE
                                     BELGIUM


                                                           October 4, 1996

Mr. James Tilton
Tianrong Building Material Holdings, Ltd.
82-66 Austin Street
Kew Gardens, NY 11415

Dear James:

         You proposed that Tianrong acquire two Canadian companies, International Construction Technology Canada and API Canada, and suggested that we act quickly and close on these entities as soon as possible, preferably by the end of this week or early next week. However, you have failed to respond in a meaningful way to my repeated requests for information and due diligence, including audited financial statements and business plans on those companies.

         On the basis of the limited information available to me, API and its daughter company in China are not active in pre-engineered buildings, but are instead presently involved in the food industry, hardly an obvious match with Tianrong. Moreover, while International Construction Technology Canada is active in the building materials industry in Canada, in my opinion their technology has not been properly evaluated. Therefore, I don't see how the board of directors of Tianrong, if it is to act in a responsible manner, can proceed with these acquisitions, which we have barely had the opportunity to discuss, let alone evaluate.

         I now understand that your urgency in wanting to close these acquisitions so quickly stems from the fact that you and Ed Williamson wish to persuade the Belgium broker Nedee and various investors in Tianrong that Tianrong's stock price will likely rise as a result of public announcements of these acquisitions, which would in turn allow them to liquidate their shares. Of course, you must realize that I believe this is irresponsible and not in the best interests of Tianrong and its shareholders. I further believe that this suggests manipulation and may be in violation of securities laws. I will have no part of such a scheme.

         Moreover, I hesitate to place any trust in your representations in light of the fact that a three-year business plan was developed and agreed upon the Board of Directors of Tianrong at the company's inception, and no part of that plan has since been implemented or accomplished.

         Recently, and contrary to our written agreement, you and Williamson, without my consent, have promoted both Tianrong and Omap through press releases, using information that I believe is factually incorrect and misleading, and should be corrected by prompt public statements and SEC filings, including a reference to a possible shutdown or bankruptcy or Kohl if the funding repeatedly promised by you and Williamson is not delivered immediately.

         In light of these, and other actions taken by you, my colleagues and I are sending you our resignations as officers and/or directors of Tianrong, a company in which the ADS Group is still a major shareholder and into which I have invested a tremendous amount of time as well as capital.

                                                     Very truly yours,

                                                       /s/ Aster De Schrijver
                                                      -----------------------
                                                      Aster De Schrijver

                                                            October 4, 1996

Tianrong Building Material Holdings, Ltd.
82-66 Austin Street
Kew Gardens, NY 11415

Attention: Mr. James Tilton

                            Re:      Tianrong Building Material Holdings, Ltd.

Dear Mr. Tilton:

     I hereby resign as an officer and director of Tianrong Building Material Holdings, Ltd. effective immediately.


                                            Very Truly Yours,

                                              /s/ Aster De Schrijver
                                             ----------------------
                                              Aster De Schrijver